SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2011

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

(a)           On January 6, 2011, the Registrant entered into the first amendment to the third amended and restated credit and security agreement with Wells Fargo Bank, National Association (“Wells Fargo”), which provides a $13.5 million line of credit through May 31, 2013, a new $475,000 equipment term loan tied to equipment purchased in the recent acquisition announced Jan. 3 and a new term loan of up to $1.0 million for capital expenditures made in 2011.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99	News Release dated January 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2011

Nortech Systems Incorporated
(Registrant)

/s/ Bert M. Gross
Bert M. Gross, Secretary